EXHIBIT 32.1

CERTIFICATION

I, Jon Stenberg, certify that:

In connection with the Annual Report on Form 10-K of Citizens, Inc. (the "Company") for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jon Stenberg, Chief Executive Officer and President, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature:	/s/ Jon Stenberg

Name:	Jon Stenberg,
Title:	Chief Executive Officer and President
Date:	March 12, 2026